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                                                                    EXHIBIT 10.8
                                                               EXECUTION VERSION

                          THIRD SUPPLEMENTAL INDENTURE

         THIRD SUPPLEMENTAL INDENTURE (this "Third Supplemental Indenture"), dated as of October 10, 2003, to the Trust Indenture, dated as of November 1, 1994 (as supplemented prior to the date hereof, the "Indenture"), among Indiantown Cogeneration, L.P., a Delaware limited partnership (the "Partnership"), its executive office and mailing address being at 7600 Wisconsin Avenue, Bethesda, Maryland 20814, Indiantown Cogeneration Funding Corporation, a Delaware corporation (the "Company"), its executive office and mailing address being at 7600 Wisconsin Avenue, Bethesda, Maryland 20814, and The Bank of New York, as successor trustee to NationsBank of Florida, N.A. (the "Trustee"), its Corporate Trust Division being at The Bank of New York Plaza, 10161 Centurion Parkway, Jacksonville, Florida 32256. Capitalized terms used in this Third Supplemental Indenture without definition shall have the meaning ascribed thereto in the Indenture.

                               W I T N E S S E T H

         WHEREAS, the Company, the Partnership, and the Trustee have heretofore executed and delivered to the Trustee the Indenture to provide for the issuance from time to time of the Company's and the Partnership's Securities to be issued in one or more series;

         WHEREAS, the Company, the Partnership, and the Trustee entered into that certain First Supplemental Indenture, dated as of November 1, 1994 (the "First Supplemental Indenture"), providing for the issuance of ten (10) separate series of Securities having the designation, form, terms, and provisions set forth in such First Supplemental Indenture;

         WHEREAS, contemporaneously with the issuance of the Securities, the Partnership entered into (a) that certain Debt Service Reserve Letter of Credit and Reimbursement Agreement among the Partnership, the banks named therein, and Banque Nationale de Paris, as agent, dated as of November 1, 1994, (b) that certain Letter of Credit and Reimbursement Agreement among the Partnership, the banks named therein, and Credit Suisse, as agent, dated as of November 1, 1994, and (c) that certain Revolving Credit Agreement among the Partnership, the banks named therein, and Credit Suisse, as agent, dated as of November 1, 1994 (all of the aforementioned credit facilities collectively, the "Original Credit Facilities");

         WHEREAS, the Company and the Partnership desire (a) to replace the Original Credit Facilities with credit facilities on substantially the same terms as those of the Original Credit Facilities (such replacement facilities, the "New Credit Facilities") and to make certain conforming and other changes to the Indenture and to certain of the Financing Documents, (b) to clarify in the Indenture and in certain of the Financing Documents the Company's and the Partnership's right to replace the New Credit Facilities from time to time, and
(c) in connection with such replacement of the Original Credit Facilities and future replacements thereof, to

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provide for the repayment of amounts outstanding under such facilities and the payment of transaction expenses related to any such replacement on dates other than an Interest Payment Date;

         WHEREAS, Section 11.1 of the Indenture provides that the Partnership and the Company, in each case when authorized by a Board Resolution, and the Trustee may at any time, without the consent of the holders of any Securities, enter into a supplemental indenture for the purpose of amending the Indenture in connection with any of the purposes permitted under such section;

         WHEREAS, all acts and things necessary to constitute these presents a valid and binding supplemental indenture according to its terms have been done and performed and the execution of this Third Supplemental Indenture has in all respects been duly authorized, and the Company and the Partnership, in the exercise of the legal right and power vested in them, execute this Third Supplemental Indenture; and

         WHEREAS, pursuant to Section 11.1(i) of the Indenture, the Trustee is authorized to execute and deliver this Third Supplemental Indenture;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Third Supplemental Indenture hereby agree as follows:

                                   ARTICLE I.

                                   AMENDMENTS

         SECTION 1.1 AMENDMENTS

         1. The first paragraph of the Indenture is hereby amended by deleting the words "NATIONSBANK OF FLORIDA, N.A. as Trustee (the "Trustee"), its corporate trust office and mailing address being at One Financial Plaza, 13th Floor, Fort Lauderdale, Florida 33394" and inserting in lieu thereof the following:

         "THE BANK OF NEW YORK, as Trustee (the "Trustee"), its corporate trust office and mailing address being at 10161 Centurion Parkway, Jacksonville, Florida 32256"

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         2. Section 1.1 of the Indenture is hereby amended as follows:

                  a. The definition of "Debt Service Reserve Letter of Credit" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Debt Service Reserve Letter of Credit" means one or more irrevocable, direct pay letters of credit issued by any financial institution with a rating of "A" or higher by S&P and "A2" or higher by Moody's in favor of the Disbursement Agent, secured by the Collateral ratably with the other senior secured indebtedness of the Partnership."

                  b. The definition of "Debt Service Reserve Letter of Credit Provider" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Debt Service Reserve Letter of Credit Provider" means the banks and financial institutions providing or otherwise participating in any Debt Service Reserve Letter of Credit under or pursuant to any Debt Service Reserve LOC Reimbursement Agreement."

                  c. The definition of "Debt Service Reserve LOC Reimbursement Agreement" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Debt Service Reserve LOC Reimbursement Agreement" means the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of October 10, 2003, among the Partnership, the Initial Bank and the Banks (each as defined therein) party thereto from time to time, and Credit Lyonnais New York Branch, as agent, and any replacement agreement under or pursuant to which any Debt Service Reserve Letter of Credit is provided, in each case as any such agreement may be amended, modified, or supplemented from time to time."

                  d. The definition of "Disbursement Agreement" is hereby amended by inserting immediately prior to the period appearing at the end thereof the following:

         ", as the same may be amended, modified or supplemented from time to time".

                  e. The definition of "LOC Provider" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""LOC Provider" means the banks and financial institutions providing or otherwise participating in any of the Letters of Credit under or pursuant to any Reimbursement Agreement."

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                  f.       The definition of "Reimbursement Agreement" is hereby
deleted in its entirety and the following is inserted in lieu thereof:

         ""Reimbursement Agreement" means the Letter of Credit and Reimbursement Agreement, dated as of October 10, 2003, among the Partnership, the Initial Bank and the Banks (each as defined therein) party thereto from time to time, and Credit Lyonnais New York Branch, as agent, and any replacement agreement under or pursuant to which any of the Letters of Credit is provided, in each case as any such agreement may be amended, modified, or supplemented from time to time."

                  g. The definition of "Security Agreement" is hereby amended by inserting immediately prior to the period appearing at the end thereof the following:

         ", as the same may be amended, modified or supplemented from time to time".

                  h. The definition of "Working Capital Facility" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Working Capital Facility" means the Revolving Credit Agreement, dated as of October 10, 2003, among the Partnership, the Banks (as defined therein) party thereto from time to time, and Credit Lyonnais New York Branch, as agent, and any replacement agreement under or pursuant to which funds for the working capital needs of the Project are provided, in each case as any such agreement may be amended, modified, or supplemented from time to time."

                  i. The definition of "Working Capital Provider" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Working Capital Provider" means any Person providing funds for the working capital needs of the Partnership pursuant to a Working Capital Facility."

                                   ARTICLE II.

                                  MISCELLANEOUS

         SECTION 2.1 EFFECT OF THE THIRD SUPPLEMENTAL INDENTURE

         This Third Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Third Supplemental Indenture forms a part thereof. On and after the effective date of this Third Supplemental Indenture, each reference in the Indenture to "this Indenture," "hereunder" or "herein" shall mean and be a reference to the Indenture as supplemented by this Third Supplemental Indenture.

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Except as specifically amended above, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

         SECTION 2.2 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT

                  a. Set forth as Exhibit A hereto is a copy of the Officer's Certificate delivered to the Trustee in connection with this Third Supplemental Indenture.

                  b. Set forth as Exhibit B hereto is a copy of the Opinion of Counsel delivered to the Trustee in connection with this Third Supplemental Indenture.

         SECTION 2.3 CONCERNING THE TRUSTEE

         The Trustee shall not be responsible in any manner for or with respect to the validity or sufficiency of this Third Supplemental Indenture or the due execution hereof by the Company or the Partnership, or for or with respect to the recitals and statements contained herein, all of which recitals and statements are made solely by the Company and the Partnership.

         SECTION 2.4 SEVERABILITY

         Any term or provision of this Third Supplemental Indenture that is invalid, illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, prohibition or unenforceability without invalidating the remaining terms and provisions hereof, and any such invalidity, illegality, prohibition or unenforceability in any jurisdiction shall not invalidate or render prohibited or unenforceable such term or provision in any other jurisdiction.

         SECTION 2.5 COUNTERPARTS

         This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument. Delivery by facsimile of a signed copy of this Third Supplemental Indenture shall have the same effect as delivery of a manually executed counterpart.

         SECTION 2.6 EFFECT OF HEADINGS

         The article and section headings herein are for convenience only and shall not affect the construction hereof.

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         SECTION 2.7 GOVERNING LAW

         THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401.

                            [signature page follows]

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         IN WITNESS WHEREOF, the parties have caused this Third Supplemental
Indenture to be duly executed by their respective duly authorized officers as of the date and year first above written.

                                 INDIANTOWN COGENERATION, L.P.

                                 By:    /s/ F. JOSEPH FEYDER
                                        -----------------------------------
                                 Name:  F. Joseph Feyder

                                 Title: Vice President

                                 INDIANTOWN COGENERATION FUNDING CORPORATION

                                 By:    /s/ JOHN C. BARPOULIS
                                        -----------------------------------
                                 Name:  John C. Barpoulis

                                 Title: Vice President and Treasurer

                                 THE BANK OF NEW YORK, AS TRUSTEE

                                 By:    /s/ SHERYL LEAR
                                        -----------------------------------
                                 Name:  Sheryl Lear

                                 Title: Agent

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                                    Exhibit A

                              Officer's Certificate

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                                    Exhibit B

                               Opinion of Counsel